                                                                 Exhibit 10(i).3

                    COMMERCIAL PLEDGE AND SECURITY AGREEMENT

---------      ----------  ----------  ----------  ---------  -------  -------  --------
Principal      Loan Date   Maturity    Loan No     Call/Coll  Account  Officer  Initials
$6,250,000.00  08-30-2007  08-28-2009  1089921654  410 / 4               703
---------      ----------  ----------  ----------  ---------  -------  -------  --------
References  in the shaded  area are for  Lender's  use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.
--------------------------------------------------------------------------------

Grantor:  MorAmerica Capital Corporation
          101 2nd Street SE Ste 800
          Cedar Rapids, IA  52401

Lender:   Cedar Rapids Bank and Trust Company
          500 1st Avenue NE Ste 100, P.O. Box 789
          Cedar Rapids, IA  52406-0789
================================================================================

THIS COMMERCIAL PLEDGE AND SECURITY AGREEMENT dated August 30, 2007, is made and executed between  MorAmerica  Capital  Corporation  ("Grantor") and Cedar Rapids
Bank and Trust Company ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that
Lender  shall  have the  rights  stated in this  Agreement  with  respect to the
Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL  DESCRIPTION.  The word "Collateral" as "used in this Agreement means all of Grantor's property (however owned if more than one), in the possession of
Lender (or in the possession of a third party subject to the control of Lender), whether  existing now or later and whether  tangible or intangible in character, including without limitation each and all of the following:

         See Attached Exhibit "A"

In addition,  the word "Collateral"  includes all of Grantor's property (however owned),  in the  possession  of Lender (or in the  possession  of a third  party subject to the control of Lender), whether now or hereafter existing and whether tangible or intangible in character,  including  without  limitation each of the following:

         (A) All property to which Lender acquires title or documents of title.

         (B) All property assigned to Lender.

         (C) All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks,  time certificates of deposit,  insurance  policies, and all other instruments and evidences of an obligation.

         (D) All  records  relating  to any of the  property  described  in this
         Collateral  section,  whether  in the  form  of a  writing,  microfilm, microfiche, or electronic media.

         (E) All Income and Proceeds from the Collateral as defined herein.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff  in all  Grantor's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes  all accounts  Grantor  holds jointly  with  someone  else and all  accounts  Grantor  may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor  authorizes  Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the
Indebtedness against any and all such accounts.

REPRESENTATIONS   AND  WARRANTIES  WITH  RESPECT  TO  THE  COLLATERAL.   Grantor
represents and warrants to Lender that:

         Ownership. Grantor is the lawful owner of the Collateral free and clear of all security  interests,  liens,  encumbrances  and claims of others except as  disclosed  to and  accepted  by Lender in  writing  prior to execution of this Agreement.

         Authority;  Binding  Effect.  Grantor  has the full  right,  power  and authority to enter into this Agreement and to grant a security interest in the Collateral to Lender.  This Agreement is binding upon Grantor as well as Grantor's successors and

                    COMMERCIAL PLEDGE AND SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 2
================================================================================

         assigns,  and is legally  enforceable in accordance with its terms. The
         foregoing    representations    and   warranties,    and    all   other
         representations  and  warranties  contained  in this  Agreement are and shall be  continuing  in  nature  and shall  remain  in full  force and effect until such time as this Agreement is  terminated or cancelled as provided herein.

         No Further  Assignment.  Grantor has not, and shall not, sell,  assign, transfer,  encumber or otherwise  dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

         No Defaults.  There are no defaults existing under the Collateral,  and there  are no  offsets  or  counterclaims  to the  same.  Grantor  will strictly and promptly perform each of the terms, conditions,  covenants and  agreements,  if any,  contained in the Collateral  which are to be performed by Grantor.

         No Violation.  The execution  and delivery of this  Agreement  will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of  incorporation  and bylaws do not prohibit any term or condition of this Agreement.

         Financing Statements. Grantor authorizes Lender to file a UCC financing statement,  or  alternatively,  a copy of  this  Agreement  to  perfect
         Lender's security interest.  At Lender's request,  Grantor additionally agrees to sign all  other  documents  that are  necessary  to  perfect, protect,  and  continue  Lender's  security  interest in the  Property.
         Grantor will pay all filing fees,  title  transfer fees, and other fees and  costs  involved  unless  prohibited  by law or  unless  Lender  is required  by  law to pay  such  fees  and  costs.  Grantor  irrevocably appoints  Lender to execute  documents  necessary to transfer  title if there  is a  default.  Lender  may file a copy of this  Agreement  as a financing  statement.  If Grantor changes Grantor's name or address, or the name or address of any person  granting a security  interest  under this Agreement changes, Grantor will promptly notify the Lender of such change.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL.  Lender may hold the Collateral until all  Indebtedness  has been paid and satisfied.  Thereafter
Lender may  deliver  the  Collateral  to  Grantor  or to any other  owner of the
Collateral.  Lender  shall have the  following  rights in  addition to all other rights Lender may have by law:

         Maintenance and Protection of Collateral.  Lender may, but shall not be obligated  to, take such steps as it deems  necessary  or  desirable to protect, maintain, insure, store, or care for the Collateral, including paying of any liens or claims against the Collateral.  This may include such things as hiring other people,  such as  attorneys,  appraisers or other  experts.  Lender may charge  Grantor for any cost incurred in so doing.  When applicable law provides more than one method of perfection of Lender's  security  interest,  Lender may choose the method(s) to be used. If the Collateral  consists of stock,  bonds or other  investment property for which no certificate has been issued,  Grantor agrees,  at
         Lender's  request,   either  to  request  issuance  of  an  appropriate
         certificate  or to give  instructions  on Lender's forms to the issuer, transfer agent,  mutual fund company, or broker, as the case may be, to record  on its  books or  records  Lender's  security  interest  in the
         Collateral.  Grantor also agrees to execute any  additional  documents, including but not limited to, a control agreement, necessary to perfect
         Lender's security interest as Lender may desire.

         Income and Proceeds from the Collateral.  Lender may receive all Income and Proceeds and add it to the Collateral. Grantor agrees to deliver to
         Lender immediately upon receipt, in the exact form received and without commingling  with other  property,  all Income  and  Proceeds  from the
         Collateral  which may be received by, paid,  or delivered to Grantor or for Grantor's  account,  whether as an addition to, in discharge of, in substitution of, or in exchange for any of the Collateral.

         Application  of Cash.  At Lender's  option,  Lender may apply any cash, whether  included in the  Collateral or received as Income and Proceeds or through liquidation,  sale, or retirement, of the Collateral, to the satisfaction  of the  Indebtedness  or such  portion  thereof as Lender shall choose, whether or not matured.

         Transactions  with  Others.  Lender may (1) extend  time for payment or
         other  performance,   (2)  grant  a  renewal  or  change  in  terms  or
         conditions, or (3) compromise, compound or release any obligation, with any one or more Obligors,  endorsers, or Guarantors of the Indebtedness as Lender deems advisable,  without obtaining the prior written consent of  Grantor,  and no such act or failure to act shall  affect  Lender's rights against Grantor or the Collateral.

         All Collateral Secures  Indebtedness.  All Collateral shall be security for the Indebtedness,  whether the Collateral is located at one or more offices or branches of Lender. This will be the case whether or not the office or branch where Grantor obtained  Grantor's loan knows about the
         Collateral or relies upon the Collateral as security.

                    COMMERCIAL PLEDGE AND SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 3
================================================================================

         Collection of Collateral.  Lender at Lender's option may, but need not, collect the Income and Proceeds  directly  from the  Obligors.  Grantor authorizes  and directs the Obligors,  if Lender decides to collect the
         Income  and  Proceeds,  to pay and  deliver  to Lender  all  Income and
         Proceeds from the  Collateral  and to accept  Lender's  receipt for the payments.

         Power of Attorney.  Grantor  irrevocably  appoints  Lender as Grantor's attorney-in-fact,  with  full  power of  substitution,  (a) to  demand, collect,  receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other  property  which may now or hereafter become due,  owing or payable from the Obligors in accordance  with the terms of the Collateral;  (b) to execute,  sign and endorse any and all instruments,  receipts,  checks,  drafts and warrants issued in payment for the  Collateral;  (c) to settle or  compromise  any and all  claims arising  under the  Collateral,  and in the place and stead of Grantor, execute and deliver Grantor's release and acquittance for Grantor;  (d)
         to file any claim or claims or to take any action or  institute or take part in any proceedings,  either in Lender's own name or in the name of
         Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or  advisable;  and (e) to execute in  Grantor's  name and to deliver to the  Obligors on  Grantor's  behalf,  at the time and in the manner  specified  by the  Collateral,  any  necessary  instruments  or documents.

         Perfection of Security  Interest.  Upon Lender's request,  Grantor will
         deliver  to  Lender  any  and  all  of  the  documents   evidencing  or
         constituting the Collateral. When applicable law provides more than one method of perfection of Lender's security  interest,  Lender may choose the method(s) to be used. Upon Lender's request,  Grantor will sign and deliver any writings  necessary to perfect Lender's security  interest.
         Grantor    hereby    appoints    Lender   as   Grantor's    irrevocable
         attorney-in-fact  for the purpose of executing any documents  necessary to perfect, amend, or to continue the security interest granted in this
         Agreement or to demand termination of filings of other secured parties.

LENDER'S  EXPENDITURES.  If any action or  proceeding  is  commenced  that would materially  affect  Lender's  interest in the  Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents,  including but not limited to  Grantor's  failure to  discharge or pay when due any amounts
Grantor is  required to  discharge  or pay under this  Agreement  or any Related
Documents,  Lender on Grantor's  behalf may (but shall not be obligated to) take any  action  that  Lender  deems  appropriate,  including  but  not  limited  to discharging or paying all taxes,  liens,  security  interests,  encumbrances and other  claims,  at any time  levied or placed on the  Collateral  and paying all costs  for  insuring,  maintaining  and  preserving  the  Collateral.  All  such expenditures  incurred  or paid by  Lender  for such  purposes  will  then  bear interest at the rate  charged  under the Note from the date  incurred or paid by
Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option,  will (A) be payable on demand; (B)
be added to the balance of the Note and be apportioned among and be payable with any  installment  payments  to  become  due  during  either  (1) the term of any applicable  insurance  policy;  or (2) the remaining term of the Note; or (C) be treated  as a  balloon  payment  which  will be due and  payable  at the  Note's maturity.  The Agreement also will secure  payment of these amounts.  Such right shall be in addition to all other  rights and  remedies to which  Lender  may-be entitled upon Default.

LIMITATIONS ON OBLIGATIONS OF LENDER.  Lender shall use ordinary reasonable care in  the  physical  preservation  and  custody  of  the  Collateral  in  Lender's possession,  but shall have no other obligation to protect the Collateral or its
value.   In   particular,   but  without   limitation,   Lender  shall  have  no
responsibility  for (A) any  depreciation  in value of the Collateral or for the collection or protection  of any Income and Proceeds  from the  Collateral,  (B)
preservation  of rights  against  parties to the  Collateral  or  against  third persons, (C) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral,  or (D) informing
Grantor  about any of the above,  whether or not Lender has or is deemed to have knowledge  of such  matters.  Except as  provided  above,  Lender  shall have no liability for depreciation or deterioration of the Collateral.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

         Payment Default.  Grantor fails  to make any payment when due under the
         Indebtedness.

         Other  Defaults.  Grantor  fails to comply with or to perform any other term, obligation,  covenant or condition contained in this Agreement or in any of the  Related  Documents  or to comply  with or to perform any
         term,  obligation,   covenant  or  condition  contained  in  any  other
         agreement between Lender and Grantor.

         Default  in Favor of  Third  Parties.  Should  Grantor  or any  Grantor
         default  under any  loan,  extension  of  credit,  security  agreement, purchase or sales agreement,  or any other  agreement,  in favor of any other  creditor or person that may  materially  affect any of Grantor's
         property  or   Grantor's  or  any   Grantor's   ability  to  repay  the
         Indebtedness  or  perform  their  respective   obligations  under  this
         Agreement or any of the Related Documents.

                    COMMERCIAL PLEDGE AND SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 4
================================================================================

         False  Statements.  Any warranty,  representation  or statement made or furnished  to Lender by  Grantor  or on  Grantor's  behalf  under  this
         Agreement  or the  Related  Documents  is  false or  misleading  in any material  respect,  either  now or at the  time  made or  furnished  or becomes false or misleading at any time thereafter.

         Defective  Collateralization.  This  Agreement  or any  of the  Related
         Documents ceases to be in full force and effect  (including  failure of any  collateral  document  to  create a valid  and  perfected  security interest or lien) at any time and for any reason.

         Insolvency.  The dissolution or termination of Grantor's existence as a going  business,  the  insolvency  of  Grantor,  the  appointment  of a receiver for any part of Grantor's  property,  any  assignment  for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against
         Grantor.

         Creditor or Forfeiture  Proceedings.  Commencement  of  foreclosure  or forfeiture  proceedings,  whether by  judicial  proceeding,  self-help, repossession or any other method,  by any creditor of Grantor or by any governmental  agency against any collateral  securing the Indebtedness.
         This includes a  garnishment  of any of Grantor's  accounts,  including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness  of the  claim  which is the  basis of the  creditor  or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture  proceeding and deposits with Lender monies or a surety bond for the  creditor or  forfeiture  proceeding,  in an amount determined  by Lender,  in its sole  discretion,  as being an  adequate reserve or bond for the dispute.

         Events  Affecting  Guarantor.  Any of the preceding  events occurs with respect to any Guarantor of any of the  Indebtedness  or Guarantor dies or becomes  incompetent  or revokes or  disputes  the  validity  of, or liability under, any Guaranty of the Indebtedness.

         Adverse  Change.   A  material  adverse  change  occurs   in  Grantor's
         financial condition.

         Cure  Provisions.  If any  default,  other than a default in payment is curable  and if Grantor  has not been given a notice of a breach of the same  provision  of this  Agreement  within the  preceding  twelve (12)
         months, it may be cured if Grantor, after receiving written notice from
         Lender  demanding  cure of such default:  (1) cures the default  within thirty  (30) days;  or (2) if the cure  requires  more than thirty (30)
         days,  immediately  initiates steps which Lender deems in Lender's sole discretion  to  be  sufficient  to  cure  the  default  and  thereafter continues and completes all reasonable and necessary  steps  sufficient to produce compliance as soon as reasonably practical.

RIGHTS  AND  REMEDIES  ON  DEFAULT.  If an Event of  Default  occurs  under this
Agreement,  at any time  thereafter,  Lender may exercise any one or more of the following rights and remedies:

         Accelerate  Indebtedness.  Declare  all  Indebtedness,   including  any
         prepayment penalty which Grantor would be required to pay,  immediately due and payable, without notice of any kind to Grantor.

         Collect the Collateral.  Collect any of the Collateral and, at Lender's
         option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Indebtedness.

         Sell the Collateral.  Sell the Collateral, at Lender's discretion, as a unit or in parcels,  at one or more public or private sales. Unless the
         Collateral is  perishable or threatens to decline  speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor,  and other  persons as  required by law,  notice at least ten (10)  days in  advance  of the time and  place of any  public sale, or of the time after which any private sale may be made. However, no notice need be provided to any person who, after an Event of Default occurs,  enters  into  and  authenticates  an  agreement  waiving  that person's  right  to  notification  of  sale.  Grantor  agrees  that any requirement  of reasonable  notice as to Grantor is satisfied if Lender mails notice by ordinary mail  addressed to Grantor at the last address
         Grantor has given  Lender in writing.  If a public sale is held,  there shall be sufficient  compliance with all  requirements of notice to the public by a single publication in any newspaper of general  circulation in the county where the  Collateral is located,  setting forth the time and place of sale and a brief  description  of the property to be sold.
         Lender may be a purchaser at any public sale.

         Sell  Securities.  Sell any securities  included in the Collateral in a manner  consistent with applicable  federal and state  securities laws.
         If,  because of  restrictions  under such  laws,  Lender is unable,  or believes  Lender is unable,  to sell the

                    COMMERCIAL PLEDGE AND SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 5
================================================================================

         securities in an open  market  transaction,  Grantor agrees that Lender will have no  obligation  to delay  sale  until the  securities  can be registered. Then  Lender may make a private sale to one or more persons or to a  restricted group of persons,  even though such sale may result in a price that  is less  favorable  than might be  obtained in an open market  transaction.  Such  a  sale  will  be  considered  commercially reasonable.  If any  securities  held  as  Collateral  are  "restricted securities"  as defined in the Rules of  the  Securities  and  Exchange
         Commission  (such as  Regulation  D or  Rule 144) or the rules of state securities  departments  under  state "Blue Sky" laws, or if Grantor or any other owner of the  Collateral is an affiliate of the issuer of the securities,  Grantor  agrees that  neither  Grantor,  nor any member of
         Grantor's  family,  nor any  other person  signing this  Agreement will sell or dispose  of any  securities  of such issuer  without  obtaining
         Lender's prior written consent.

         Rights and Remedies  with  Respect to  Investment  Property,  Financial
         Assets and Related Collateral. In addition to other rights and remedies granted  under this  Agreement  and under  applicable  law,  Lender may exercise any or all of the following rights and remedies:  (1) register with any issuer or broker or other  securities  intermediary any of the
         Collateral  consisting  of  investment  property  or  financial  assets
         (collectively herein,  "investment  property") in Lender's sole name or in the name of Lender's broker, agent or nominee; (2) cause any issuer, broker or other securities intermediary to deliver to Lender any of the
         Collateral consisting of securities,  or investment property capable of being  delivered;  (3)  enter  into a  control  agreement  or  power of attorney with any issuer or securities intermediary with respect to any
         Collateral  consisting of investment property,  on such terms as Lender may  deem  appropriate,  in  its  sole  discretion,  including  without limitation,  an agreement granting to Lender any of the rights provided hereunder without further notice to or consent by Grantor;  (4) execute any such control  agreement on Grantor's  behalf and in Grantor's name, and hereby irrevocably  appoints Lender as agent and  attorney-in-fact, coupled  with an interest,  for the purpose of  executing  such control agreement  on  Grantor's  behalf;  (5)  exercise  any and all rights of
         Lender  under any such  control  agreement  or power of  attorney;  (6)
         exercise any voting,  conversion,  registration,  purchase,  option, or other  rights with  respect to any  Collateral;  (7)  collect,  with or without legal action, and issue receipts concerning any notes,  checks, drafts,  remittances  or  distributions  that are paid or payable  with respect  to any  Collateral  consisting  of  investment  property.  Any control agreement entered with respect to any investment property shall contain the following provisions, at Lender's discretion.  Lender shall be  authorized  to  instruct  the  issuer,  broker or other  securities intermediary  to take or to  refrain  from  taking  such  actions  with respect to the  investment  property  as Lender may  instruct,  without further  notice to or consent by  Grantor.  Such  actions  may  include
         without  limitation  the  issuance  of  entitlement   orders,   account
         instructions,  general  trading  or buy or sell  orders,  transfer  and redemption  orders,  and stop  loss  orders.  Lender  shall be  further entitled to instruct the issuer,  broker or securities  intermediary to sell or to  liquidate  any  investment  property,  or to pay  the  cash surrender  or account  termination  value  with  respect to any and all investment  property,  and to deliver all such payments and liquidation proceeds to Lender.  Any such  control  agreement  shall  contain  such authorizations  as are  necessary  to place Lender in "control" of such investment  collateral,  as  contemplated  under the  provisions of the
         Uniform  Commercial  Code,  and shall fully  authorize  Lender to issue
         "entitlement orders" concerning the transfer,  redemption,  liquidation or disposition of collateral, in conformance with the provisions of the
         Uniform Commercial Code.

         Foreclosure.  Maintain a judicial suit for  foreclosure and sale of the
         Collateral.

         Transfer  Title.  Effect  transfer of title upon sale of all or part of the Collateral.  For this purpose,  Grantor irrevocably appoints Lender as Grantor's attorney-in-fact to execute endorsements,  assignments and instruments  in the name of Grantor and each of them (if more than one)
         as shall be necessary or reasonable.

         Other Rights and  Remedies.  Have and exercise any or all of the rights and remedies of a secured  creditor under the provisions of the Uniform
         Commercial Code, at law, in equity, or otherwise.

         Application  of  Proceeds.   Apply  any  cash  which  is  part  of  the
         Collateral,  or which is received  from the  collection  or sale of the
         Collateral,  to reimbursement of any expenses,  including any costs for registration of securities,  commissions  incurred in connection with a sale,  attorneys'  fees and  court  costs,  whether  or not  there is a lawsuit  and  including  any fees on  appeal,  incurred  by  Lender  in connection  with the collection and sale of such  Collateral and to the payment of the Indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the  interests of Grantor may appear.  Grantor agrees,  to the extent  permitted by law, to pay any  deficiency  after application of the proceeds of the Collateral to the Indebtedness.

         Election of Remedies.  Except as may be prohibited  by applicable  law, all  of  Lender's  rights  and  remedies,  whether  evidenced  by  this
         Agreement,  the Related  Documents,  or by any other writing,  shall be cumulative and may be exercised singularly or concurrently. Election by
         Lender to pursue  any  remedy  shall not  exclude  pursuit of any other remedy,  and an

                    COMMERCIAL PLEDGE AND SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 6
================================================================================

         election  to   make  expenditures  or to  take  action  to  perform  an
         obligation of  Grantor under this Agreement, after Grantor's failure to perform,  shall  not affect  Lender's  right to  declare a default  and exercise its remedies.

COMMERCIAL  PLEDGE  AND  SECURITY  AGREEMENT   ADDENDUM.   An  exhibit,   titled
"Commercial  Pledge  and  Security  Agreement  Addendum,"  is  attached  to this
Agreement and by this  reference is made a part of this Agreement just as if all the provisions,  terms and conditions of the Exhibit had been fully set forth in this Agreement.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

         Amendments.  This  Agreement,  together  with  any  Related  Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Attorneys' Reasonable Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses,  including Lender's attorneys' fees
         and  Lender's  legal   expenses,   incurred  in  connection   with  the
         enforcement of this  Agreement.  Lender may hire or pay someone else to help  enforce  this  Agreement,  and  Grantor  shall  pay the costs and expenses  of such  enforcement.  Costs and  expenses  include  Lender's attorneys'  fees and legal expenses  whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings
         (including   efforts  to  modify  or  vacate  any  automatic   stay  or
         injunction),  appeals,  and any  anticipated  post-judgment  collection services.  Grantor  also shall pay all court costs and such  additional fees as may be directed by the court.

         Caption   Headings.   Caption   headings  in  this  Agreement  are  for
         convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         Governing   Law.  This  Agreement  will  be  governed  by  federal  law applicable  to Lender and, to the extent not  preempted by federal law, the laws of the State of Iowa  without  regard to its  conflicts of law provisions.  This Agreement has been accepted by Lender in the State of
         Iowa.

         Choice of Venue.  If there is a lawsuit,  Grantor  agrees upon Lender's request to submit to the  jurisdiction  of the  courts of Linn  County,
         State of Iowa.

         No Waiver by  Lender.  Lender  shall not be deemed to have  waived  any rights under this Agreement  unless such waiver is given in writing and signed  by  Lender.  No delay or  omission  on the  part of  Lender  in exercising  any right  shall  operate  as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement  shall not  prejudice or  constitute a waiver of Lender's  right  otherwise to demand strict  compliance with that provision or any other provision of this  Agreement.  No prior waiver by Lender,  nor any course of dealing between  Lender  and  Grantor,  shall  constitute  a  waiver  of any of
         Lender's  rights or of any of  Grantor's  obligations  as to any future transactions.  Whenever  the consent of Lender is  required  under this
         Agreement, the granting of such consent by Lender in any instance shall not constitute  continuing  consent to subsequent  instances where such consent is  required  and in all cases such  consent  may be granted or withheld in the sole discretion of Lender.

         Notices.  Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered,  when actually received by telefacsimile  (unless otherwise required by law), when deposited with a nationally  recognized  overnight courier, or, if mailed,  when  deposited  in the United  States  mail,  as first class, certified or registered mail postage prepaid, directed to the addresses shown near the  beginning of this  Agreement.  Any party may change its address for  notices  under this  Agreement  by giving  formal  written notice to the other parties,  specifying that the purpose of the notice is to change the party's address.  For notice purposes,  Grantor agrees to keep Lender  informed  at all times of  Grantor's  current  address.
         Unless otherwise provided or required by law, if there is more than one
         Grantor,  any  notice  given by Lender to any  Grantor  is deemed to be notice given to all Grantors.

         Severability.  If a court of competent jurisdiction finds any provision of this Agreement to be illegal,  invalid,  or  unenforceable as to any circumstance,  that  finding  shall  not make the  offending  provision illegal,  invalid,  or unenforceable as to any other  circumstance.  If feasible,  the offending provision shall be considered modified so that it becomes legal,  valid and  enforceable.  If the offending  provision cannot  be so  modified,  it  shall be  considered  deleted  from  this
         Agreement.   Unless   otherwise   required  by  law,  the   illegality,
         invalidity,  or  unenforceability  of any  provision of this  Agreement shall not affect the legality,  validity or enforceability of any other provision of this Agreement.

                    COMMERCIAL PLEDGE AND SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 7
================================================================================

         Successors  and  Assigns.  Subject  to any  limitations  stated in this
         Agreement on transfer of Grantor's  interest,  this Agreement  shall be binding upon and inure to the benefit of the parties,  their successors and assigns.  If ownership of the Collateral becomes vested in a person other than Grantor,  Lender,  without notice to Grantor,  may deal with
         Grantor's   successors   with  reference  to  this  Agreement  and  the
         Indebtedness  by way of  forbearance  or  extension  without  releasing
         Grantor from the  obligations of this Agreement or liability  under the
         Indebtedness.

         Time is of the Essence.  Time is  of the essence in the  performance of this Agreement.

         Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action,  proceeding,  or counterclaim  brought by any party against any other party.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings  when  used  in  this  Agreement.  Unless  specifically  stated  to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the  plural,  and the plural  shall  include  the  singular,  as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

         Agreement.  The word  "Agreement"  means  this  Commercial  Pledge  and
         Security  Agreement,  as this Commercial Pledge and Security  Agreement may be  amended  or  modified  from  time to  time,  together  with all exhibits and schedules  attached to this Commercial Pledge and Security
         Agreement from time to time.

         Borrower.  The word "Borrower" means MorAmerica Capital Corporation and includes all  co-signers  and co-makers  signing the Note and all their successors and assigns.

         Collateral.  The word "Collateral"  means all of Grantor's right, title and  interest  in  and  to  all  the  Collateral  as  described  in the
         Collateral Description section of this Agreement.

         Default.  The  word  "Default"  means  the  Default  set  forth in this
         Agreement in the section titled "Default".

         Event of Default.  The words "Event of Default"  mean any of the events of default set forth in this  Agreement in the default  section of this
         Agreement.

         Grantor. The word "Grantor" means MorAmerica Capital Corporation.

         Guarantor.  The  word  "Guarantor"  means  any  guarantor,  surety,  or accommodation party of any or all of the Indebtedness.

         Guaranty.  The word  "Guaranty"  means the guaranty  from  Guarantor to
         Lender,  including without  limitation a guaranty of all or part of the
         Note.

         Income and Proceeds.  The words "Income and Proceeds"  mean all present and future income,  proceeds,  earnings,  increases,  and substitutions from or for the Collateral of every kind and nature,  including without limitation all payments,  interest, profits,  distributions,  benefits, rights, options,  warrants,  dividends,  stock dividends, stock splits, stock rights, regulatory dividends,  subscriptions,  monies, claims for money  due  and  to  become  due,  proceeds  of  any  insurance  on the
         Collateral,  shares  of stock of  different  par  value or no par value
         issued  in   substitution  or  exchange  for  shares  included  in  the
         Collateral,  and all other  property  Grantor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.

         Indebtedness.  The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents,  including all principal and interest together with all other  indebtedness  and costs and expenses for which
         Grantor is responsible under this Agreement or under any of the Related
         Documents.

         Lender.  The word "Lender"  means Cedar Rapids Bank and Trust  Company, its successors and assigns.

         Note.  The word "Note" means the Notes  executed by MorAmerica  Capital
         Corporation  dated  August 30,  2007,  together  with all  renewals of, extensions of,  modifications of,  refinancings of,  consolidations of, and substitution.

                    COMMERCIAL PLEDGE AND SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 8
================================================================================

         Obligor.  The  word  "Obligor"  means  without  limitation  any and all persons  obligated  to pay money or to perform some other act under the
         Collateral.

         Property.  The word "Property" means all of Grantor's right,  title and interest in and to all the  Property as  described  in the  "Collateral
         Description" section of this Agreement.

         Related  Documents.  The words "Related  Documents" mean all promissory notes, credit agreements,  loan agreements,  environmental  agreements, guaranties,  security agreements,  mortgages,  deeds of trust, security deeds, collateral mortgages, and all other instruments,  agreements and documents,  whether now or hereafter  existing,  executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL PLEDGE AND
SECURITY  AGREEMENT AND AGREES TO ITS TERMS.  THIS AGREEMENT IS DATED AUGUST 30,
2007.

GRANTOR  ACKNOWLEDGES  RECEIPT OF A COMPLETED COPY OF THIS COMMERCIAL PLEDGE AND
SECURITY AGREEMENT AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

GRANTOR:

MORAMERICA CAPITAL CORPORATION

By:  /s/ David R. Schroder
    --------------------------------------------------------------
    David R. Schroder, President of MorAmerica Capital Corporation

LENDER:

CEDAR RAPIDS BANK AND TRUST COMPANY

By:  /s/ Dana L. Nichols
    --------------------------------------------------------------
    Dana L. Nichols, Senior Vice President

                COMMERCIAL PLEDGE AND SECURITY AGREEMENT ADDENDUM

---------      ----------  ----------  ----------  ---------  -------  -------  --------
Principal      Loan Date   Maturity    Loan No     Call/Coll  Account  Officer  Initials
$6,250,000.00  08-30-2007  08-28-2009  1089921654  410 / 4               703
---------      ----------  ----------  ----------  ---------  -------  -------  --------
References  in the shaded  area are for  Lender's  use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.
--------------------------------------------------------------------------------

Grantor:  MorAmerica Capital Corporation
          101 2nd Street SE Ste 800
          Cedar Rapids, IA  52401

Lender:   Cedar Rapids Bank and Trust Company
          500 1st Avenue NE Ste 100, P.O. Box 789
          Cedar Rapids, IA  52406-0789
================================================================================

This  COMMERCIAL  PLEDGE AND SECURITY  AGREEMENT  ADDENDUM is attached to and by this reference is made a part of the Commercial  Pledge and Security  Agreement, dated August 30, 2007, and executed in connection with a loan or other financial accommodations  between  CEDAR  RAPIDS  BANK AND TRUST  COMPANY  and  MorAmerica
Capital Corporation.

The following  subsection is added to the  Representations  and Warranties  with
Respect to the Collateral:

Right to Pledge.  Grantor does have the full right, power and authority to enter into this Agreement and pledge the  Collateral,  except that Grantor's  right to pledge the instruments and securities  listed on Schedule 2 attached are subject to certain contractual restrictions which prohibit or limit Grantor's ability to pledge those instruments or securities.

Transactions  Involving  Collateral.  Grantor  may  liquidate  portions  of  the
Collateral  with the  terms  of  respective  securities  or  instruments  in the ordinary course of business.

Lender  acknowledges  that Lender has been granted all rights of Borrower in the collateral  and that  Lender  will be  subject to any and all  restrictions  and conditions contained in the underlying instruments and securities.

Notwithstanding  any other  provisions,  the net cash  proceeds from the sale of collateral will be applied as provided in the Promissory Notes.

THIS COMMERCIAL PLEDGE AND SECURITY AGREEMENT ADDENDUM IS EXECUTED ON AUGUST 30,
2007.

GRANTOR:

MORAMERICA CAPITAL CORPORATION

By:  /s/ David R. Schroder
    --------------------------------------------------------------
    David R. Schroder, President of MorAmerica Capital Corporation

LENDER:

CEDAR RAPIDS BANK AND TRUST COMPANY

By:  /s/ Dana L. Nichols
    --------------------------------------------------------------
    Dana L. Nichols, Senior Vice President